UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2026

Tri Pointe Homes, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-35796	61-1763235
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

940 Southwood Blvd, Suite 200
Incline Village, Nevada	89451
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (775) 413-1030

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TPH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

Annual Meeting

Tri Pointe Homes, Inc., a Delaware corporation (the “Company”), held its 2026 annual meeting of stockholders on April 15, 2026 (the “Annual Meeting”). At the Annual Meeting, the total number of shares represented in person or by proxy was 71,008,178 of the 85,135,362 shares of common stock of the Company outstanding and entitled to vote at the Annual Meeting as of the close of business on February 24, 2026, the record date of the Annual Meeting, each of which was entitled to one vote for each proposal at the Annual Meeting. This represents approximately 83% of the total shares of common stock of the Company outstanding and entitled to vote, constituting a quorum to conduct business. The matters submitted for a stockholder vote at the Annual Meeting and the related results are set forth below.

Proposal No. 1—Election of six nominees to serve as directors:

Director	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Douglas F. Bauer	67,285,929	522,413	22,821	3,177,015
Lawrence B. Burrows	66,409,889	1,398,643	22,631	3,177,015
Steven J. Gilbert	52,074,826	15,733,515	22,822	3,177,015
R. Kent Grahl	61,506,444	6,301,899	22,820	3,177,015
Vicki D. McWilliams	60,811,209	6,980,951	39,003	3,177,015
Constance B. Moore	60,834,061	6,974,281	22,821	3,177,015

Proposal No. 2—Non-binding, advisory vote on the compensation of the Company’s named executive officers:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
55,573,681	12,234,078	23,404	3,177,015

Proposal No. 3—Non-binding, advisory vote on the frequency of future advisory votes to approve the compensation of the Company’s named executive officers:

Votes For Every One Year	Votes For Every Two Years	Votes For Every Three Years	Votes Abstained	Broker Non-Votes
61,522,643	1,702	6,253,032	53,786	3,177,015

Proposal No. 4—Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2026 fiscal year:

Votes For	Votes Against	Votes Abstained
70,716,657	276,812	14,709

Based on the foregoing votes, all six nominees were elected and Proposals No. 2 and No. 4 were approved. In light of the vote with respect to Proposal No. 3, the Company has determined to include an advisory vote on the compensation of the Company’s named executive officers in its proxy materials every year until the next required vote on the frequency of the advisory vote on the compensation of the Company’s named executive officers.

Special Meeting

On April 16, 2026, the Company held a special meeting of stockholders (the “Special Meeting”) to consider and vote on the proposals set forth in the definitive proxy statement of the Company prepared in connection with the Merger (as defined below) filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 17, 2026.

At the Special Meeting, the total number of shares represented in person or by proxy was 66,411,086 of the 85,135,563 shares of common stock of the Company outstanding and entitled to vote at the Special Meeting as of the close of business on March 16, 2026, the record date of the Special Meeting, each of which was entitled to one vote for each proposal at the Special Meeting. This represents approximately 78% of the total shares of common stock of the Company outstanding and entitled to vote, constituting a quorum to conduct business. The matters submitted for a stockholder vote at the Special Meeting and the related results are set forth below.

Proposal No. 1—Adoption of the Agreement and Plan of Merger, dated February 13, 2026 (as may be amended, modified, or supplemented from time to time in accordance with its terms, the “Merger Agreement”), by and among the Company, Sumitomo Forestry Co., Ltd., a Japanese corporation (kabushiki kaisha) (“Parent”), and Teton NewCo, Inc., a Delaware corporation and an indirect wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub will merge with and into the Company, with the Company continuing as the surviving corporation and an indirect wholly owned subsidiary of Parent (the “Merger”).

Set forth below are the voting results for Proposal No. 1, which was approved and adopted by the Company’s stockholders:

Votes For	Votes Against	Votes Abstained
66,347,281	25,531	38,274

Proposal No. 2—Non-binding, advisory vote on the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the Merger Agreement and the transactions contemplated by the Merger Agreement.

Set forth below are the voting results for Proposal No. 2, which was not approved or adopted by the Company’s stockholders:

Votes For	Votes Against	Votes Abstained
12,878,792	53,460,057	72,237

Proposal No. 3—Adjournment of the Special Meeting to a later date or time, if necessary or appropriate, including to ensure that any necessary supplement or amendment to the proxy statement is provided to the Company’s stockholders a reasonable amount of time in advance of the Special Meeting or solicit additional proxies to approve Proposal No. 1 if there are insufficient votes to approve such proposal at the time of the Special Meeting.

Proposal No. 3 was not presented to the stockholders because no supplement or amendment to the proxy statement was necessary to be provided to the Company’s stockholders and there were sufficient votes to approve Proposal No. 1 at the time of the Special Meeting. Based on the results of the Special Meeting, the Merger is expected to be consummated in the second quarter of 2026, subject to the satisfaction or waiver of the remaining closing conditions under the Merger Agreement.

Forward-Looking Statements

This Current Report on Form 8-K contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent the Company’s expectations or beliefs concerning future events, including the expected timetable for completing the proposed transactions contemplated by the Merger Agreement (the “Transactions”), future opportunities for the combined businesses and the expected benefits of the proposed Transactions, including with respect to U.S. home deliveries and home sales, community count expansion and the growth of the Tri Pointe Homes brand. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “may,” “will,” “could,” “target,” “would,” “assuming” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K, are not guarantees of future performance and reflect management’s current expectations. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in the forward-looking statements. Some of the factors which could cause outcomes and results to differ materially from expectations include the following: (i) the risk that the Transactions may not be completed in a timely manner or at all, which may adversely affect the businesses of the Company and the price of the shares of common stock of the Company; (ii) the failure to satisfy all conditions to the consummation of the Transactions; (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; (iv) the risk that the Merger Agreement may be terminated in circumstances that require the Company to pay a termination fee; (v) unanticipated difficulties or expenditures relating to the Transactions, including the response of business partners and competitors to the announcement of the Transactions or difficulties in employee retention as a result of the announcement and pendency of the Transactions; (vi) risks that the Transactions disrupt current plans and operations; (vii) risks related to diverting management’s attention from ongoing business operations; (viii) the risk of any litigation relating to the Transactions; (ix) the effects of U.S. trade policies, including the imposition of tariffs and duties on homebuilding products and retaliatory measures taken by other countries; (x) the prices and availability of supply chain inputs, including raw materials, labor and home components; (xi) the ability to obtain the necessary financing arrangements set forth in the commitment letter received in connection with the Transactions; (xii) the impact of adverse macroeconomic or labor market conditions, including the impacts of inflation and effects of geopolitical instability, on demand for the Company’s products; (xiii) risks relating to certain restrictions during the pendency of the Transactions that may impact the ability of the Company and Parent to pursue certain business opportunities or strategic transactions; (xiv) risks that the benefits of the Transactions are not realized when and as expected; and (xv) other factors described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 and in other reports and filings with the SEC. The forward-looking statements included in this Current Report on Form 8-K are made only as of the date hereof. Except as required by applicable law or regulation, the Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

104	Cover Page Interactive Data File, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 16, 2026

Tri Pointe Homes, Inc.

By:	/s/ David C. Lee
Name:	David C. Lee
Title:	General Counsel and Secretary